UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2023 (April 25, 2023)

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SRNEQ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

Press Release

In connection with the Order (as defined below), the Company issued a press release on April 25, 2023, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information under this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01. Other Events.

As previously disclosed, Sorrento Therapeutics, Inc. (“Sorrento” or the “Company”) and its wholly-owned direct subsidiary, Scintilla Pharmaceuticals, Inc. (together with the Company, the “Debtors”), commenced voluntary proceedings under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code,” and such cases, the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).

As previously disclosed, on or around January 19, 2023, Sorrento distributed shares of Scilex Holding Company (“Scilex”) common stock to Sorrento’s stockholders (the “Distributed Stock”), which were restricted from being further transferred until May 11, 2023 (the “Lock-up”) as reflected in a restrictive legend.

On April 24, 2023, the Official Committee of Unsecured Creditors in the Chapter 11 Cases filed the Official Committee of Unsecured Creditors’ Emergency Motion to Extend the Application of the Automatic Stay to Continue the Restricted Trading Period for Shares of Scilex Stock Distributed to the Debtors’ Shareholders (the “Motion”), seeking the Bankruptcy Court’s extension of the application of the automatic stay to continue the restricted trading period for the Distributed Stock.

On April 25, 2023, the Bankruptcy Court entered an order approving the relief requested in the Motion (the “Order”). As set forth in the Order, the Bankruptcy Court extended the Lock-up period for the Distributed Stock until September 1, 2023 (or an otherwise earlier date to be determined, as set forth in the Order). Accordingly, as described in the Order, any shares of the Distributed Stock (including any such shares held by brokerage firms) may not be sold, transferred or otherwise disposed of and the holders of Distributed Stockare prohibited from causing or encouraging any third party to do the same. This extension applies only to the Distributed Stock, and does not apply to any securities of Scilex held by Sorrento or any other Scilex securities.

Scilex has notified its transfer agent of the Order and the extension of the Lock-up period and, in light of the Order, the restrictive legend on each share of Distributed Stock will be updated to read as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE “COMPANY”) PRIOR TO SEPTEMBER 1, 2023. A TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE “EXCHANGE ACT”), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR INDIRECTLY, IN ANY (I) “SHORT SALE” (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER’S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the extension of the Lock-up period or earlier expiration of the Lock-up period and the update of the restrictive legend on the Distributed Stock will be updated. The Company’s actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the unpredictability of trading markets and whether a market will be established for the Company’s common stock; the potential adverse impact of the Company’s bankruptcy proceedings pursuant to Chapter 11 (the “Chapter 11 Cases”) on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process; the effect of the Chapter 11 Cases on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process; the timing or amount of any recovery, if any, to the Company’s stakeholders; the trading of the Company’s common stock on the Pink Open Market; and those factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and any subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”), in each case under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this document. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated April 25, 2023, entitled “Sorrento Therapeutics, Inc.’s Bankruptcy Court Extends the Lockup Period on Shares of Scilex Stock Distributed by Sorrento to its Stockholders as a Dividend”
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: April 25, 2023	By:	/s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: Chairman of the Board, President and Chief Executive Officer